PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT
THE QUARTERLY PERIOD FROM 11 APRIL 2005 TO 10 JULY 2005

NOTE INFORMATION

	Class A Notes		A$ Class B Notes

Original Principal Balance of each class of Note at the time of their issue	US$	1,200,000,000	A$	57,500,000

Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	848,967,720	A$	57,500,000

Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	54,742,680	A$	0

Principal Balance of each class of Note after payments referred to above have been applied	US$	794,225,040	A$	57,500,000

Note Factor at the end of the Quarterly Payment Date		0.66185420		1.00000000

Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	7,124,726	A$	948,301

LIBOR / BBSW in respect of this quarterly period		3.13000%		5.7650%

Rate of interest payable on each class of Note in respect of this quarterly period		3.32000%		6.6150%

SUBORDINATION LEVELS

Moody’s indicative required subordination level at time of issue		2.38%
Standard & Poor’s indicative required subordination level at time of issue		1.90%
Initial Subordination Level provided on the Closing Date		3.02%
Actual Subordination Level on this Quarterly Payment Date		4.49%

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES

As at 30 June 2005 no A$ Redraw Notes or additional A$ Class B Notes have been issued

REDRAW FACILITY

Redraw Facility Limit as at 30 June 2005	A$	7,500,000

Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal repaid during the quarterly period	A$	0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$	10,000
Interest paid on Redraw Facility Principal during the quarterly period	A$	3,716

PRINCIPAL CASH BALANCE IN AUD

Principal Cash Balance at the commencement of this Quarterly Payment Date	A$	6,818,020
Principal Cash Balance at the end of this Quarterly Payment Date	A$	6,396,920

INCOME RESERVE IN AUD

Income Reserve at the commencement of this Quarterly Payment Date	A$	0
Income Reserve at the end of this Quarterly Payment Date	A$	0

COLLECTION INFORMATION IN AUD

Collections(1) held by the Trustee in relation to this Quarterly Payment Date	A$	115,503,132
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$	6,396,920
Less : Income Reserve at the end of the Quarterly Payment Date	A$	0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$	109,106,212
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$	24,886,705

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	84,219,508

Principal Collections (net of redraws and further advances) in relation to this Monthly Payment Date	A$	84,219,508
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$	0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	84,219,508

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$	54,742,680

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of redraws and further advances

PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 11 APRIL 2005 TO 10 JULY 2005 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

	Number of Housing Loans	Number of Housing Loan	Maximum Current Housing Loan		Minimum Current Housing
		Accounts	Balance		Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	6,417	7,808	A$	1,050,084	A$	0

	Weighted Average Original	Weighted Average Current	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	73.67%	68.33%	95.00%	A$	2,153,869,336

	Outstanding Balance of		Outstanding Balance of Fixed		Outstanding Balance of		Average Current Housing
	Housing Loans		Rate Housing Loans		Variable Rate Housing Loans		Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$	1,272,987,663	A$	108,109,937	A$	1,164,877,725	A$	198,377

	Maximum Remaining Term	Weighted Average Remaining	Weighted Average	Stated Income
	To Maturity	Term to Maturity	Seasoning	Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	339 months	327 months	32 months	19.51%

					Aggregate outstanding
					balance of loans on which a
					Further Advance was made
	Aggregate amount of Further		Average amount of Further		immediately prior to the
	Advances made		Advances made per loan		Further Advances being made
Further Advances (not being subordinated further advances) made during the period from 4 January 2005 to 1 April 2005	A$	8,663,643	A$	53,811	A$	38,611,789

DELINQUENCY INFORMATION

As at the opening of business on June 1, 2005.

	Number of Housing Loans	Percentage of Pool by number	Outstanding Balance of the		Percentage of Pool by
			Applicable Delinquent		Outstanding Balance of
			Housing Loans		Housing Loans
30 - 59 days	3	0.04%	A$	529,550	0.04%
60 - 89 days	5	0.06%	A$	1,743,507	0.14%
90 - 119 days	6	0.08%	A$	2,022,761	0.16%
Greater than 120 days	10	0.13%	A$	2,362,766	0.19%

Total Arrears	24	0.31%	A$	6,658,584	0.53%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on June 1, 2005

Amount of mortgage insurance claims made:	A$	0
Amount of mortgage insurance claims paid:	A$	0
Amount of mortgage insurance claims pending:	A$	0
Amount of mortgage insurance claims denied:	A$	0